EXHIBIT 3
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                                  CERTIFICATION

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of Vitran Corporation Inc., that, to his knowledge, the Annual Report of Vitran Corporation Inc. on Form 20-F for the year ended December 31, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of Vitran Corporation Inc.



Date:    February 18, 2003                   By:  /s/ Rick E. Gaetz
                                                  ------------------------------
                                                  Rick E. Gaetz
                                                  President and Chief Executive
                                                  Officer



Date:    February 18, 2003                  By:   /s/ Kevin A. Glass
                                                  ------------------------------
                                                  Kevin A. Glass
                                                  Chief Financial Officer